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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.   20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) DECEMBER 23, 1997 (DECEMBER 16,
1997)


                               ACTIVISION, INC.
             ---------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          Delaware                    0-12699              94-2606438
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(STATE OR OTHER JURISDICTION        (COMMISSION           (IRS EMPLOYER
 OF INCORPORATION)                  FILE NUMBER)       IDENTIFICATION NO.)



                3100 Ocean Park Blvd., Santa Monica, CA          90405
    ----------------------------------------------------------------------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


Registrant's telephone number, including area code (310) 255-2000
                                                   ------------------

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       (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.


     Activision, Inc. ("Activision"), a Delaware corporation, and Credit Suisse First Boston Corporation, Piper Jaffray, Inc. and UBS Securities LLC (the "Initial Purchasers") entered into a Purchase Agreement on December 16, 1997, for the private placement of $60,000,000 principal amount of 6 3/4% Convertible Subordinated Notes due 2005 (the "Notes") of Activision. The Notes are convertible, in whole or in part, at the option of the holder at any time after December 22, 1997 (the date of original issuance) and prior to the close of business on the business day immediately preceding the maturity date, unless previously redeemed or repurchased, into shares of Activision's common stock, $.000001 par value. The Notes are redeemable, in whole or in part, at the option of the Company at any time on or after January 10, 2001, subject to premiums through December 31, 2003.

     The Notes are being issued under an indenture, dated as of December 22, 1997, between Activision and State Street Bank and Trust Company of California, N.A., as Trustee.

     The Notes were offered to a limited number of purchasers pursuant to a Rule 144A placement. The net proceeds to Activision of approximately $57,900,000 are expected to be used to finance its product development and product acquisition efforts, support its corporate acquisition program and fund general corporate working capital needs.

     The Notes were issued in a transaction exempt from registration under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or the availability of an applicable exemption from such registration requirements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

          10.1 Purchase Agreement dated as of December 16, 1997, between Activision and the Initial Purchasers.

          10.2 Registration Rights Agreement dated as of December 16, 1997, between Activision and the Initial Purchasers.

          10.3 Indenture dated as of December 22, 1997, between Activision and State Street Bank and Trust Company of California, N.A., as Trustee.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 22, 1997


                                       ACTIVISION, INC.

                                       By:/s/ Lawrence Goldberg
                                          ------------------------------------
                                          Name:  Lawrence Goldberg
                                          Title: Senior Vice President,
                                                 General Counsel and Secretary


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